MuniEnhanced
Fund, Inc.








FUND LOGO








Semi-Annual Report

July 31, 1997


This report, including the financial information herein, is transmitted to the shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniEnhanced
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MuniEnhanced Fund, Inc.


The Benefits and
Risks of
Leveraging


MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



TO OUR SHAREHOLDERS


For the six-month period ended July 31, 1997, the Common Stock of MuniEnhanced Fund, Inc. earned $0.357 per share income dividends, which included earned and unpaid dividends of $0.060. This represents a net annualized yield of 5.87%, based on a month-end per share net asset value of $12.24. Over the same period, total investment return on the Fund's Common Stock was +7.55%, based on a change in per share net asset value from $11.75 to $12.24, and assuming reinvestment of $0.357 per share income dividends.

For the six-month period ended July 31, 1997, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 3.82%;
Series B, 3.31%; and Series C, 3.47%.

The Municipal Market
Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined, or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers took this opportunity to both issue new debt as well as refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields also resulted in some reduc-tion in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Portfolio Strategy
During the six months ended July 31, 1997, interest rates reached both the high and low ends of their trading range over the last year. Our strategy for the MuniEnhanced Fund, Inc. attempted to capture as much of this market move as possible for our shareholders.

The economy during the first quarter of 1997 produced a robust 4.9% gross domestic product, and the bond market retreated. At that time, we restructured the Fund to a defensive posture by purchasing large-coupon, shorter-duration municipal bonds, and we also raised cash reserves to 5%. After it became clear that the second quarter would show a significant slowdown from the first quarter, we became much more constructive on our outlook for the market and reduced cash reserves by purchasing long-term, tax-exempt bonds. Since April the Fund has been fully invested and fully participated in the powerful market appreciation. As interest rates continue to decline, our strategy for the portfolio is expected to become slightly more defensive in order to seek to protect some of the gains the Fund has enjoyed during the period.

In Conclusion
We appreciate your ongoing interest in the MuniEnhanced Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager




August 29, 1997



Portfolio
Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES SM   Adjustable Convertible Extendable Securities
AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
UPDATES   Unit Priced Demand Adjustable Tax-Exempt Securities
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
                       S&P    Moody's   Face                                                                         Value
STATE                Ratings  Ratings  Amount   Issue                                                              (Note 1a)
Alabama--0.6%          AAA      Aaa   $ 2,500   Huntsville, Alabama, Health Care Authority, Health Care
                                                Facilities Revenue Bonds, Series B, 6.625% due 6/01/2023 (c)        $  2,839

Alaska--2.2%           AAA      Aaa     5,500   Alaska Student Loan Corporation, Student Loan Revenue Bonds,
                                                AMT, Series A, 5.75% due 7/01/2014 (d)                                 5,676
                       AA       Aa3     5,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                                (Sohio Pipeline--British Petroleum Oil), 7.125% due 12/01/2025         5,637

Arizona--1.0%          AAA      Aaa     2,000   Chandler, Arizona, Water and Sewer Revenue Bonds, 6.50% due
                                                7/01/2014 (c)                                                          2,257
                       AAA      Aaa     2,500   Phoenix, Arizona, Civic Improvement Corporation, Municipal
                                                Facilities Excise Tax, Revenue Refunding Bonds, 5.25% due
                                                7/01/2015 (c)                                                          2,525

California--8.7%       AAA      Aaa     5,250   Anaheim, California, Public Financing Authority, Lease Revenue
                                                Bonds (Public Improvements Project), Senior Series A, 6% due
                                                9/01/2024 (f)                                                          5,906
                                                California State Public Works Board, Lease Revenue Bonds
                                                (Various University of California Projects) (g):
                       AAA      Aaa     2,000     Series A, 6.40% due 12/01/2002 (d)                                   2,255
                       A        Aaa     2,500     Series B, 6.625% due 12/01/2004                                      2,907
                                                Central Coast Water Authority, California, Revenue Bonds (State
                                                Water Project Regional Facilities) (d):
                       AAA      Aaa     5,000     6.60% due 10/01/2002 (g)                                             5,667
                       AAA      Aaa     5,480     Refunding, Series A, 5% due 10/01/2022                               5,312
                       A+       A1      2,500   Contra Costa County, California, COP, 6.50% due 8/01/2019              2,734
                       AAA      Aaa     8,235   Los Angeles County, California, Transportation Commission, Sales
                                                Tax Revenue Refunding Bonds, Series B, 6.50% due 7/01/2015 (b)         9,024
                       AAA      Aaa     1,500   M-S-R Public Power Agency, California, Revenue Bonds (San Juan
                                                Project), Series E, 6.50% due 7/01/2017 (c)                            1,644
                       AAA      Aaa     1,500   Northern California Transmission Revenue Bonds (California-Oregon
                                                Transmission Project), Series A, 6.50% due 5/01/2016 (c)               1,657
                       AAA      Aaa     4,210   San Francisco, California, City and County Airports Commission,
                                                International Airport Revenue Bonds, AMT, Second Series, Issue 6,
                                                6.60% due 5/01/2024 (d)                                                4,637
                       AAA      Aaa     2,000   Santa Clara County, California, Financing Authority, Lease
                                                Revenue Bonds (VMC Facility Replacement Project), Series A, 6.75%
                                                due 11/15/2020 (d)                                                     2,295

Colorado--2.1%         AAA      Aaa     3,000   Adams County, Colorado, School District No. 012, UT, Series A,
                                                5.95%** due 12/15/2012 (c)                                             1,365
                                                Colorado, HFA, S/F Project, AMT:
                       NR*      Aa2     2,990     Senior Series A-1, 7.40% due 11/01/2027                              3,370
                       NR*      Aa2     3,400     Senior Series C-1, 7.65% due 12/01/2025                              3,823
                       AAA      Aaa     2,000   Douglas County, Colorado, School District No. RE-1, Refunding
                                                (Douglas and Elbert Counties), UT, 5.125% due 12/15/2016 (c)           1,996

Connecticut--1.2%      AA-      A1      2,000   Connecticut State Health and Educational Facilities Authority
                                                Revenue Bonds (Nursing Home Program--AHF/Hartford), 7.125% due
                                                11/01/2024                                                             2,293
                       AAA      Aaa     3,500   Connecticut State Special Tax Obligation Revenue Bonds, Series B,
                                                6.25% due 10/01/2014 (b)                                               3,836

Delaware--0.5%         AAA      Aaa     2,000   Delaware Transportation Authority, Transportation System Revenue
                                                Bonds, Senior Series, 7% due 7/01/2013 (b)                             2,295

Georgia--3.7%          AAA      Aaa     7,725   Georgia Municipal Electric Authority, Power Revenue Bonds, Series
                                                EE, 7% due 1/01/2025 (d)                                               9,811
                       AAA      Aaa     3,500   Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
                                                Tax Revenue Bonds, Second Indenture, Series A, 6.90% due
                                                7/01/2004 (c) (g)                                                      4,071
                       AAA      Aaa     3,000   Municipal Electric Authority, Georgia, Project One, Sub-Series A,
                                                6.50% due 1/01/2004 (d) (g)                                            3,396
                       AAA      Aaa     1,000   Municipal Electric Authority, Georgia, Special Obligation, Third
                                                Crossover, 6.60% due 1/01/2018 (c)                                     1,190

Hawaii--5.1%           AAA      Aaa    11,250   Hawaii State Airports System Revenue Bonds, AMT, Second Series,
                                                7.50% due 7/01/2020 (b)                                               12,344
                       AAA      Aaa     6,070   Hawaii State Department of Budget and Finance, Special Purpose
                                                Mortgage Revenue Bonds (Hawaiian Electric Company), AMT,
                                                Series C, 7.375% due 12/01/2020 (c)                                    6,699
                       AAA      Aaa     5,835   Hawaii State, GO, Series CM, 6% due 12/01/2006 (b)                     6,491

Idaho--0.3%            NR*      VMIG1++ 1,700   Idaho Health Facilities Authority, Pooled Financing Program
                                                Revenue Bonds, ACES, 3.75% due 10/01/2010 (a)                          1,700

Illinois--9.5%         AAA      Aaa     7,650   Chicago, Illinois, Wastewater Transmission Revenue Refunding
                                                Bonds, 5.125% due 1/01/2025 (b)                                        7,446
                       AAA      Aaa    16,640   Chicago, Illinois, Water Revenue Bonds, 5% due 11/01/2020 (b)         16,062
                       AAA      Aaa     2,240   Cook County, Illinois, Chicago Community College District No.
                                                508, COP, UT, 8.75% due 1/01/2007 (b)                                  2,924
                       AAA      Aaa     3,000   Illinois Health Facilities Authority Revenue Bonds (Servantcor
                                                Project), Series A, 6.375% due 8/15/2021 (f)                           3,249
                                                Illinois State, GO, UT (b):
                       AAA      Aaa     5,000     5.25% due 7/01/2022                                                  4,925
                       AAA      Aaa     2,000     Refunding, 5.125% due 12/01/2017                                     1,966
                       AAA      Aaa     9,115   Regional Transportation Authority, Illinois, Series A, 7.20% due
                                                11/01/2020 (d)                                                        11,543

Indiana--1.5%                                   Hammond, Indiana, Multi-School Building Corporation, Refunding
                                                (First Mortgage) (c):
                       AAA      Aaa     3,150     5.75% due 1/15/2017                                                  3,297
                       AAA      Aaa     1,360     6.125% due 7/15/2019                                                 1,473
                       NR*      Aaa     2,770   Indiana State, HFA, S/F Mortgage Revenue Bonds (Home Mortgage
                                                Program), AMT,  Series B-2, 7.80% due 1/01/2022 (h)                    2,924

Iowa--0.5%             NR*      Aaa     2,550   Iowa Finance Authority, S/F Mortgage Revenue Bonds, AMT,
                                                Series A, 7.90% due 11/01/2022 (h)                                     2,679


SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
                       S&P    Moody's   Face                                                                         Value
STATE                Ratings  Ratings  Amount   Issue                                                              (Note 1a)
Kansas--8.3%           AAA      Aaa   $ 5,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                Company Project), 7% due 6/01/2031 (c)                              $  6,090
                       AAA      Aaa    29,685   Kansas City, Kansas, Utility System Revenue Refunding and
                                                Improvement Bonds, 6.375% due 9/01/2023 (b)                           32,944
                       AAA      Aaa     2,500   Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                Company Project), 7% due 6/01/2031 (c)                                 2,768

Louisiana--0.9%        AAA      Aaa     4,340   Louisiana Public Facilities Authority, Revenue Refunding Bonds
                                                (Jefferson Parish Eastbank Project), 7.70% due 8/01/2010 (b)           4,680

Maine--0.6%            NR*      Aa2     3,000   Maine State Housing Authority, Mortgage Purchase, AMT, Series
                                                C-2, 6.875% due 11/15/2023                                             3,200

Massachusetts--        AAA      Aaa     4,105   Massachusetts Bay Transportation Authority, Massachusetts
6.3%                                            General Transportation System, Series A, 6% due 3/01/2005 (b)          4,508
                       AAA      Aaa     2,500   Massachusetts State Consolidated Loan, Series D, 5% due
                                                11/01/2016 (d)                                                         2,460
                       AAA      Aaa     4,300   Massachusetts State, HFA, Housing Revenue Refunding Bonds
                                                (Insured Rental), AMT, Series A, 6.75% due 7/01/2028 (d)               4,600
                       AAA      NR*     3,290   Massachusetts State Health and Educational Facilities Authority
                                                Revenue Bonds (Berklee College of Music), Series E, 5.10% due
                                                10/01/2027 (c)                                                         3,179
                       AAA      Aaa    13,250   Massachusetts State Industrial Finance Agency Revenue Bonds
                                                (Brandeis University), Series C, 6.80% due 10/01/2019 (c)             14,272
                       AAA      Aaa     2,500   Massachusetts State Port Authority Revenue Bonds, AMT, Series A,
                                                7.50% due 7/01/2020 (b)                                                2,743

Michigan--2.8%         AAA      Aaa    10,000   Michigan State Building Authority, Revenue Refunding Bonds,
                                                Series I, 6.25% due 10/01/2020 (c)                                    10,879
                       AAA      Aaa     3,000   Monroe County, Michigan, PCR (Detroit Edison Company Project--
                                                Monroe and Fermi Plants), AMT, Project 1, 7.65% due 9/01/2020 (b)      3,317

Minnesota--0.0%        A1+      Aa3       200   Hubbard County, Minnesota, Solid Waste Disposal Revenue Bonds
                                                (Potlatch Corporation Project), VRDN, AMT, 3.70% due 8/01/2014 (a)       200

Missouri--5.1%         AAA      Aaa     3,000   Kansas City, Missouri, Airport Revenue Bonds (General
                                                Improvement), Series B, 6.875% due 9/01/2004 (f) (g)                   3,472
                                                Kansas City, Missouri, Municipal Assistance Corporation, Revenue
                                                Refunding Bonds (Leasehold--H. Roe Bartle), Series A (c):
                       AAA      Aaa     2,100     5.125% due 4/15/2015                                                 2,084
                       AAA      Aaa    20,885     5% due 4/15/2020                                                    20,276

Montana--0.5%          AAA      Aaa     2,185   Forsyth, Montana, PCR, Refunding (Puget Sound Power and Light),
                                                AMT, Series B, 7.25% due 8/01/2021 (d)                                 2,418

Nevada--0.7%           AAA      Aaa     3,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                Pacific Power), AMT, 6.65% due 6/01/2017 (c)                           3,291

New Jersey--7.3%                                New Jersey Casino Reinvestment Development Authority, Parking Fee
                                                Revenue Bonds, Series A (f):
                       AAA      Aaa     4,580     5.25% due 10/01/2011                                                 4,688
                       AAA      Aaa     5,450     5.25% due 10/01/2012                                                 5,557
                       AAA      Aaa     5,735     5.25% due 10/01/2013                                                 5,820
                                                New Jersey State Housing and Mortgage Finance Agency Revenue
                                                Bonds (Home Buyer), AMT (c):
                       AAA      Aaa     3,595     Series D, 7.70% due 10/01/2029                                       3,774
                       AAA      Aaa     5,000     Series K, 6.375% due 10/01/2026                                      5,233
                       AAA      Aaa    11,460     Series U, 5.75% due 4/01/2018                                       11,711

New Mexico--1.0%       AAA      Aaa     2,375   Albuquerque, New Mexico, Airport Revenue Bonds, AMT, Series A,
                                                6.60% due 7/01/2016 (d)                                                2,602
                       AAA      Aaa     2,300   Santa Fe, New Mexico, Revenue Bonds, Series A, 6.30% due
                                                6/01/2004 (d) (g)                                                      2,555

New York--5.2%                                  New York City, New York, GO, UT:
                       AAA      Aaa     2,935     Series B, 8.25% due 6/01/2001 (g)                                    3,400
                       BBB+     Aaa     1,595     Series D, 9.50% due 8/01/2001 (g)                                    1,928
                       BBB+     Baa1    1,405     Series D, 9.50% due 8/01/2002                                        1,669
                       BBB+     Baa1    2,000     Series L, 5.75% due 8/01/2013                                        2,063
                       AAA      Aaa     5,000     Series M, 5.375% due 6/01/2013 (d)                                   5,143
                       AAA      Aaa     4,710   New York State Medical Care Facilities Finance Agency Revenue
                                                Bonds (Saint Francis Hospital Project), Series A, 7.625% due
                                                11/01/2021 (b)                                                         5,010
                       BBB      Aaa     1,500   New York State Urban Development Corporation Revenue Bonds
                                                (State Facilities), 7.50% due 4/01/2001 (g)                            1,700
                       AAA      Aaa     5,000   Suffolk County, New York, Southwest Sewer District, Refunding,
                                                UT, 6% due 2/01/2005 (c)                                               5,496

North Carolina--0.3%   A1+      NR*     1,700   Raleigh-Durham, North Carolina, Airport Authority, Special
                                                Facility Revenue Refunding Bonds (American Airlines), VRDN,
                                                Series A, 3.65% due 11/01/2005 (a)                                     1,700

North Dakota--0.6%     AAA      Aaa     3,000   Bismarck, North Dakota, Hospital Revenue Refunding and
                                                Improvement Bonds (MedCenter One, Inc.), 7.50% due 5/01/2013 (e)       3,220

Ohio--1.0%             AAA      Aaa     2,500   North Canton, Ohio, City School District Improvement Bonds, UT,
                                                6.70% due 12/01/2019 (d)                                               2,848
                       AAA      Aaa     2,150   Ohio State Air Quality Development Authority, PCR, Refunding
                                                (Ohio Edison), Series A, 7.45% due 3/01/2016 (b)                       2,356

Oklahoma--0.1%         AAA      Aaa       620   Muskogee County, Oklahoma, Home Financing Authority, S/F Mortgage
                                                Revenue Refunding Bonds, Series A, 7.60% due 12/01/2010 (b)              654

Pennsylvania--4.1%     NR*      Aaa    10,000   Bethlehem, Pennsylvania, Area School District, 5% due
                                                9/01/2015 (b)                                                          9,848
                       A        Baa1    6,000   Delaware County, Pennsylvania, IDA, Resource Recovery Facility,
                                                Revenue Refunding Bonds, Series A, 6.10% due 7/01/2013                 6,290
                       AAA      Aaa     4,000   Pennsylvania State Higher Education Assistance Agency, Student
                                                Loan Revenue Bonds, AMT, 7.437% due 3/01/2020 (c)                      4,323

South Dakota--1.8%     AAA      Aaa     8,000   South Dakota State Health and Educational Facilities Authority,
                                                Revenue Refunding Bonds (McKennan Hospital), Series A, 7.625%
                                                due 7/01/2014 (c)                                                      9,104

Tennessee--2.7%        AA       Aa      3,000   Metropolitan Government, Nashville and Davidson Counties,
                                                Tennessee, UT, 6.15% due 5/15/2025                                     3,194
                       AAA      Aaa     3,225   Metropolitan Nashville Airport Authority, Tennessee, Airport
                                                Revenue Bonds, Series C, 6.60% due 7/01/2015 (b)                       3,555
                       AAA      Aaa     5,450   Mount Juliet, Tennessee, Public Building Authority Revenue Bonds
                                                (Madison Suburban Utility District Loan), Series B, 7.80% due
                                                2/01/2004 (c) (g)                                                      6,897


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
                       S&P    Moody's   Face                                                                         Value
STATE                Ratings  Ratings  Amount   Issue                                                              (Note 1a)
Texas--5.3%            AAA      Aaa   $ 2,750   Bexar, Texas, Metropolitan Water District, Waterworks System
                                                Revenue Refunding Bonds, 6.35% due 5/01/2025 (c)                    $  3,036
                       AAA      Aaa     4,700   Houston, Texas, Water and Sewer Systems Revenue Bonds, Junior
                                                Lien, Series C, 6.375% due 12/01/2017 (d)                              5,148
                                                Nueces River Authority, Texas, Water Supply Facilities Revenue
                                                Bonds (Corpus Christi Lake Project) (f):
                       AAA      Aaa     4,105     5.25% due 7/15/2015                                                  4,152
                       AAA      Aaa     3,320     5.25% due 7/15/2016                                                  3,343
                       AAA      Aaa    10,420   Texas Water Resource Finance Authority Revenue Bonds, 7.50% due
                                                8/15/2013 (d)                                                         11,135

Utah--1.1%             A+       A1      5,000   Intermountain Power Agency, Utah, Power Supply Revenue Bonds,
                                                Series B, 7% due 7/01/2021                                             5,322

Vermont--1.7%          AAA      Aaa     8,150   Vermont, HFA, Home Mortgage Purchase, AMT, Series B, 7.60% due
                                                12/01/2024 (c)                                                         8,617

Virginia--4.8%         AA       Aa2     6,250   Fairfax County, Virginia, Water Authority, Water Revenue
                                                Refunding Bonds, 5% due 4/01/2029                                      6,010
                       AAA      Aaa     6,000   Loudoun County, Virginia, COP, 6.80% due 3/01/2014 (f)                 6,740
                       AAA      Aa2       700   Peninsula Ports Authority, Virginia, Port Facility Revenue
                                                Refunding Bonds (Shell Oil Company), UPDATES, Series A, 3.65%
                                                due 12/01/2005 (a)                                                       700
                                                Virginia State, HDA, Commonwealth Mortgage, AMT:
                       AAA      Aaa     5,000     Series A, Sub-Series A-4, 6.45% due 7/01/2028 (c)                    5,332
                       AA+      Aa      5,000     Series B, Sub-Series B-3, 6.75% due 7/01/2021                        5,251

Washington--3.3%       AAA      Aaa     7,790   University of Washington, University Revenue Refunding Bonds
                                                (Housing and Dining), Junior Lien, 5% due 12/01/2021 (c)               7,544
                       AA+      Aa1     7,965   Washington State, GO, Series E, 6% due 7/01/2006                       8,840

                       Total Investments (Cost--$479,627)--102.4%                                                    517,029

                       Liabilities in Excess of Other Assets--(2.4%)                                                 (12,081)
                                                                                                                    --------
                       Net Assets--100.0%                                                                           $504,948
                                                                                                                    ========

                    (a)The interest rate is subject to change periodically
                       based upon prevailing market rates. The interest rate
                       shown is the rate in effect at July 31, 1997.
                    (b)FGIC Insured.
                    (c)MBIA Insured.
                    (d)AMBAC Insured.
                    (e)BIG Insured.
                    (f)FSA Insured.
                    (g)Prerefunded.
                    (h)GNMA Collateralized.
                      *Not Rated.
                     **Represents a zero coupon bond; the interest rate shown
                       is the effective yield at the time of purchase by the
                       Fund.
                     ++Highest short-term rating by Moody's Investors Service, Inc.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of July 31, 1997
Assets:             Investments, at value (identified cost--$479,626,714) (Note 1a)                         $517,029,000
                    Cash                                                                                          92,761
                    Receivables:
                      Interest                                                             $  6,956,559
                      Securities sold                                                           441,037        7,397,596
                                                                                           ------------
                    Prepaid expenses and other assets                                                             20,714
                                                                                                            ------------
                    Total assets                                                                             524,540,071
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   18,951,409
                      Dividends to shareholders (Note 1e)                                       379,239
                      Investment adviser (Note 2)                                               212,100       19,542,748
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        48,888
                                                                                                            ------------
                    Total liabilities                                                                         19,591,636
                                                                                                            ------------

Net Assets:         Net assets                                                                              $504,948,435
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.025 per share (6,000 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $150,000,000
                      Common Stock, par value $.10 per share (29,007,770 shares
                      issued and outstanding)                                              $  2,900,777
                    Paid-in capital in excess of par                                        319,102,131
                    Undistributed investment income--net                                      3,769,009
                    Accumulated realized capital losses on investments--net (Note 5)         (5,793,303)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net (Note 1e)                                            (2,432,465)
                    Unrealized appreciation on investments--net                              37,402,286
                                                                                           ------------
                    Total--Equivalent to $12.24 net asset value per share of Common
                    Stock (market price--$11.6875)                                                           354,948,435
                                                                                                            ------------
                    Total capital                                                                           $504,948,435
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended July 31, 1997
Investment          Interest and amortization of premium and discount earned                                $ 14,333,576
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,206,126
                    Commission fees (Note 4)                                                    185,465
                    Transfer agent fees                                                          55,227
                    Professional fees                                                            40,450
                    Accounting services (Note 2)                                                 35,277
                    Directors' fees and expenses                                                 22,259
                    Printing and shareholder reports                                             21,257
                    Listing fees                                                                 15,749
                    Custodian fees                                                               14,645
                    Pricing fees                                                                  6,338
                    Other                                                                        11,180
                                                                                           ------------
                    Total expenses                                                                             1,613,973
                                                                                                            ------------
                    Investment income--net                                                                    12,719,603
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            688,655
Unrealized Gain on  Change in unrealized appreciation on investments--net                                     13,777,698
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 27,185,956
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                              July 31,       January 31,
                    Increase (Decrease) in Net Assets:                                         1997             1997
Operations:         Investment income--net                                                 $ 12,719,603     $ 26,207,501
                    Realized gain (loss) on investments--net                                    688,655       (4,884,441)
                    Change in unrealized appreciation on investments--net                    13,777,698      (11,265,687)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     27,185,956       10,057,373
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (10,361,053)     (20,745,023)
Shareholders          Preferred Stock                                                        (2,627,180)      (5,203,200)
(Note 1e):          In excess of realized gain on investments--net:
                      Common Stock                                                                   --       (3,121,120)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (12,988,233)     (29,069,343)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  14,197,723      (19,011,970)
                    Beginning of period                                                     490,750,712      509,762,682
                                                                                           ------------     ------------
                    End of period*                                                         $504,948,435     $490,750,712
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  3,769,009     $  4,037,639
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have
                    been derived from information provided in       For the Six
                    the financial statements.                       Months Ended
                                                                      July 31,        For the Year Ended January 31,
                    Increase (Decrease) in Net Asset Value:            1997++      1997++    1996++    1995       1994
Per Share           Net asset value, beginning of period              $  11.75   $  12.40  $  11.17  $  12.99   $  12.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .44        .90       .92       .96       1.01
                    Realized and unrealized gain (loss) on
                    investments--net                                       .50       (.54)     1.23     (1.71)      1.09
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .94        .36      2.15      (.75)      2.10
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.36)      (.72)     (.72)     (.79)      (.85)
                      Realized gain on investments--net                     --         --        --      (.06)      (.43)
                      In excess of realized gain on investments
                      --net                                                 --       (.11)       --      (.06)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.36)      (.83)     (.72)     (.91)     (1.28)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Investment income--net                              (.09)      (.18)     (.20)     (.16)      (.12)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.09)      (.18)     (.20)     (.16)      (.12)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  12.24   $  11.75  $  12.40  $  11.17   $  12.99
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $11.6875   $  11.00  $ 11.375  $  10.25   $ 13.125
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      9.69%+++   4.28%    18.67%   (14.88%)     9.28%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   7.55%+++   2.18%    18.71%    (6.27%)    16.61%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .67%*      .67%      .68%      .69%       .68%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               5.28%*     5.27%     5.42%     5.76%      5.54%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $354,948   $340,751  $359,763  $324,122   $376,726
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                             $150,000   $150,000  $150,000  $150,000   $150,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  55.74%    138.12%   114.30%    60.88%     41.61%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,366   $  3,272  $  3,398  $  3,161   $  3,512
                                                                      ========   ========  ========  ========   ========

Dividends Per       Series A--Investment income--net                  $    474   $    860  $    961  $    752   $    597
Share on                                                              ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    410   $    865  $    959  $    764   $    608
Outstanding:++++                                                      ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    430   $    876  $    971  $    755   $    580
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                 +++Aggregate total investment return.
                  ++Based on average shares outstanding during the period.
                ++++Dividends per share have been adjusted to reflect a four-
                    for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (concluded)

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 1997 were $300,589,468 and $268,842,252, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $    688,655   $ 37,402,286
                                 ------------   ------------
Total                            $    688,655   $ 37,402,286
                                 ============   ============

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $37,402,286, all of which is related to appreciated securities. The aggregate cost of investments at July
31, 1997 for Federal income tax purposes was $479,626,714.

4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.

Common Stock
For the six months ended July 31, 1997, shares issued and outstanding remained constant at 29,007,770. At July 31, 1997, total paid-in-capital amounted to $322,002,908.

Preferred Stock
The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at July 31, 1997 were as follows: Series A, 3.55%; Series B, 3.613%; and Series C, 3.00%.

For the six months ended July 31, 1997, there were 6,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.50%, calculated on the proceeds of each auction. For the six months ended July 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, received $81,721 as commissions.

5. Capital Loss Carryforward:
At January 31, 1997, the Fund had a net capital loss carryforward of approximately $5,270,000, all of which expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On August 7, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.060141 per share, payable on August 28, 1997 to shareholders of record as of August 18, 1997.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Robert R. Martin, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

NYSE Symbol
MEN

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004